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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2001
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                          Intrepid Capital Corporation
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             (Exact name of registrant as specified in its charter)



   Delaware                          333-66859                     59-3546446
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 (State or other              (Commission File Number)           (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                      Number)


      3652 South Third Street, Suite 200, Jacksonville Beach, Florida 32250
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         (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (904) 246-3433
                                                           --------------

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Item 2. Acquisition or Disposition of Assets.

        On October 30, 2001 (the "Closing"), Enviroq Corporation ("Enviroq"), a Delaware corporation and a wholly-owned subsidiary of Intrepid Capital Corporation, a Delaware corporation ("Intrepid"), sold to Sprayroq of Ohio, Inc., an unaffiliated Ohio corporation ("Sprayroq Ohio"), 100 shares of the issued and outstanding common stock of Sprayroq, Inc., a Florida corporation ("Sprayroq"), which shares represent fifty percent (50%) of all the issued and outstanding capital stock of Sprayroq, pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 19, 2001, by and among Enviroq, Sprayroq Ohio and Replico Development Company, Inc., a Pennsylvania corporation ("Replico" and, together with Enviroq, the "Sellers").

        Pursuant to the terms of the Stock Purchase Agreement, Sprayroq Ohio purchased all the issued and outstanding capital stock of Sprayroq from Sellers for an aggregate purchase price of up to $1,782,804, with $1,582,804 of such amount paid at Closing as follows: (a) by issuance to each Seller of a subordinated promissory note executed by Sprayroq Ohio in the principal amount of $150,000 (the "Promissory Notes"); (b) by payment to Sellers of an aggregate of $1.2 million in immediately available funds; and (c) pursuant to that certain Non-Competition and Confidentiality Agreement dated as of October 30, 2001, by and among Enviroq, Replico, Sprayroq and Sprayroq Ohio (the "Enviroq Non-Competition and Confidentiality Agreement"), by payment to Sellers of an aggregate of $200,000 in exchange for Sellers' covenants contained therein. In addition to the amounts paid at Closing, Sprayroq Ohio may pay Sellers up to an additional $200,000, in the aggregate, based upon a percentage of the increment of annual collected net sales of Sprayroq in excess of $2.0 million for each year during the five-year period after the Closing, all as set forth in the Stock Purchase Agreement. In addition to the foregoing, Sprayroq Ohio has executed a subordinated promissory note in favor of Enviroq in the principal amount of $173,918.90 (the "Enviroq Note"), such note representing the balance of intercompany payables from Sprayroq to Enviroq as of the Closing.

        At the Closing, Intrepid entered into a Non-Competition and Confidentiality Agreement (the "Intrepid Non-Competition and Confidentiality Agreement") dated October 30, 2001, by and among Intrepid, Sprayroq and Sprayroq Ohio, pursuant to which Intrepid agreed to refrain (i) for a period of ten years, from competing with Sprayroq Ohio or Sprayroq in the operation of Sprayroq's business or interfering with Sprayroq's relationships with Sprayroq's employees and affiliates, and (ii) from disclosing or using any confidential and proprietary information directly related to Sprayroq's business.

        The principal amounts of the Promissory Notes and the Enviroq Note are payable in one lump sum on November 1, 2006, with interest at seven percent (7%) per annum payable annually in arrears, commencing on November 1, 2002. The Promissory Notes and the Enviroq Note are secured by all the assets of Sprayroq; provided, however, that such security is subordinate to certain financing obtained by Sprayroq Ohio pursuant to the Purchase Agreement, and the Enviroq
Note is also subordinate to the Promissory Notes.

        The descriptions contained herein of the Purchase Agreement, the Promissory Notes, the Enviroq Note, the Intrepid Non-Competition and Confidentiality Agreement and the Enviroq Non-Competition and Confidentiality Agreement are qualified in their entirety by reference to such documents, which are attached hereto and incorporated herein by reference as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)-(b) Financial Statements of Businesses Acquired and Pro Forma Financial Information.

                                Pursuant to Item 7(a) of Form 8-K, historical
                        audited financial statements of Sprayroq are not required to be filed with this Report. Furthermore, Intrepid's disposition of Sprayroq is fully reflected in Intrepid's financial statements set forth in Part I,
                        Item 1 of Intrepid's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, filed with the Securities and Exchange Commission on November 14, 2001, and, therefore, pursuant to Rule 11-01(a)(4) of Regulation S-X, pro forma financial information is not required to be filed with this Report. Part I, Item 1 of Intrepid's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, is incorporated herein by reference and attached hereto as Exhibit 99.1.

        (c)             Exhibits.

                        2.1 The Stock Purchase Agreement by and among Enviroq, Sprayroq Ohio and Replico dated September 19, 2001. (Certain of the schedules to the Stock Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Intrepid agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)

                        10.1 Subordinated Promissory Note made by Sprayroq Ohio in favor of Replico dated October 30, 2001. (Filed herewith as Schedule 2.1(a) to the Stock Purchase Agreement.)

                        10.2 Subordinated Promissory Note made by Sprayroq Ohio in favor of Enviroq dated October 30, 2001. (Filed herewith as Schedule 2.1(b) to the Stock Purchase Agreement.)

                        10.3 Subordinated Promissory Note made by Sprayroq Ohio in favor of Enviroq dated October 30, 2001. (Filed herewith as Schedule 5.4 to the Stock Purchase Agreement.)

                        10.4 Non-Competition and Confidentiality Agreement dated October 30, 2001, by and among Intrepid, Sprayroq and Sprayroq Ohio.

                        10.5 Non-Competition and Confidentiality Agreement dated as of October 30, 2001, by and among Enviroq, Replico, Sprayroq and Sprayroq Ohio.

                        99.1 Part I, Item 1 of Intrepid's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, Intrepid Capital Corporation has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               INTREPID CAPITAL CORPORATION



                                               By: /s/ Forrest Travis
                                                   ------------------
                                               Forrest Travis, President and
                                                 Chief Executive Officer



Dated: November 14, 2001


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                                  EXHIBIT INDEX


Exhibits.

2.1 The Stock Purchase Agreement by and among Enviroq, Replico and Sprayroq Ohio dated September 19, 2001. (Certain of the schedules to the Stock Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-K, and Intrepid agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)

10.1 Subordinated Promissory Note made by Sprayroq Ohio in favor of Replico dated October 30, 2001. (Filed herewith as Schedule 2.1(a) to the Stock Purchase Agreement.)

10.2 Subordinated Promissory Note made by Sprayroq Ohio in favor of Enviroq dated October 30, 2001. (Filed herewith as Schedule 2.1(b) to the Stock Purchase Agreement.)

10.3 Subordinated Promissory Note made by Sprayroq Ohio in favor of Enviroq dated October 30, 2001. (Filed herewith as Schedule 5.4 to the Stock Purchase Agreement.)

10.4 Non-Competition and Confidentiality Agreement dated October 30, 2001, by and among Intrepid, Sprayroq and Sprayroq Ohio.

10.5 Non-Competition and Confidentiality Agreement dated as of October 30, 2001, by and among Enviroq, Replico, Sprayroq and Sprayroq Ohio.

99.1 Part I, Item 1 of Intrepid's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001.